SECURITIES AND EXCHANGE COMMISSION

                               Washington, D. C.

                                     20549



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                                   FORM 8-K

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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): December 4, 1997
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                       TEXAS INSTRUMENTS INCORPORATED
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           (Exact name of Registrant as specified in its charter)



                   Delaware                          1-3761
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           (State of Incorporation)           (Commission File No.)



                                  75-0289970
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                     (I.R.S. Employer Identification No.)



                        13500 North Central Expressway
              P. O. Box 655474, Dallas, Texas        75265-5474
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             (Address of principal executive offices)  (Zip Code)



       Registrant's telephone number, including area code:  972-995-3773
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ITEM 5.  Other Events.

         On December 4, 1997, the Registrant's by-laws were amended to, among other things, require a stockholder to give the Registrant earlier advance notice of (a) any person the stockholder intends to nominate as a director, and (b) any business proposal the stockholder intends to submit at an annual meeting. The date by which the Registrant must receive such notice for its 1998 annual meeting is February 6, 1998.

ITEM 7.  Exhibits

Designation of
  Exhibit in
  this Report                    Description of Exhibit
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     3                           By-Laws of the Registrant



                                  SIGNATURE
                                  ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  TEXAS INSTRUMENTS INCORPORATED



                                  By /s/ O. WAYNE COON
                                     ------------------------------
                                      O. Wayne Coon
                                      Chief Corporate Counsel and
                                      Assistant Secretary



Date:  January 9, 1998